CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 3, 2000 included (or incorporated by reference) in Gables Residential Trust's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                             /s/ Arthur Andersen LLP
                                             -----------------------
                                             ARTHUR ANDERSEN LLP


Atlanta, Georgia
May 15, 2000